UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-35522 (Commission File Number)	04-3639825 (IRS Employee Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California (Address of principal executive offices)	92612 (Zip Code)

 Registrant’s Telephone Number, Including Area Code:  (855) 361-2262

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 2, 2015, Banc of California, Inc. announced that its Board of Directors declared a quarterly cash dividend of $0.12 per share on its outstanding common stock. The dividend will be payable on July 1, 2015 to stockholders of record as of June 15, 2015. Based on the trading price of $12.97 as of close of market on May 29, 2015, the cash dividend results in an annualized dividend yield of 3.70%.

A copy of the press release is attached to this report as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Banc of California, Inc. Press Release dated June 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.
Date: June 2, 2015	By:	/s/ Ronald J. Nicolas, Jr.
Ronald J. Nicolas, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Banc of California, Inc. Press Release dated June 2, 2015.